UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2021

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UPD HOLDING CORP.

(Exact Name of Company as Specified in Charter)

Nevada	001-10320	81-4397205
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

75 Pringle Way, 8th Floor, Suite 804 Reno, Nevada	89502
(Address of Principal Executive Offices)	(Zip Code)

775-829-7999

(Company’s telephone number, including area code)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Number of each exchange on which registered
Common	UPDC	Pink Sheet

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UDC Holding Corp. is referred to herein as “we”, “our” or “us’ or the “Company”. .

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact, contained in this prospectus constitute forward-looking statements. In some cases you can identify forward-looking statements by terms such as “may,” “intend,” “might,” “will,” “should,” “could,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “project,” “potential,” or the negative of these terms and similar expressions intended to identify forward-looking statements.

Forward-looking statements are based on assumptions and estimates and are subject to risks and uncertainties. We have identified below in this Current Report on Form 8-K some of the factors that may cause actual results to differ materially from those expressed or assumed in any of our forward-looking statements. There may be other factors not so identified. You should not place undue reliance on our forward-looking statements. As you read this Current Report on Form 8-K, you should understand that these statements are not guarantees of performance or results.

Further, any forward-looking statement speaks only as of the date on which it is made and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors may emerge that may cause our business not to develop as expected. We cannot predict such future events or circumstances. Factors that may cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following:

These forward-looking statements include, among other things, statements relating to:

•	Our anticipated cash needs and estimates regarding our capital expenditures, as well as its capital requirements and need for additional financing;

•	Our ability to identify and retain personnel;

•	Our ability to maintain current strategic relationships and develop relationships with new strategic partners;

•	Our competitive position and its expectations regarding competition from other brewing companies; and

•	Anticipated trends and challenges in our core business and the markets in which we operate.

Item 1.01	Entry Into Material Definitive Agreement

Acquisition of Vital Behavioral Health Inc.

On February 16, 2021, we completed a Stock Exchange Agreement between and among Vital Behavioral Health Inc. (“Vital”) and each of the Vital shareholders (“Vital Shareholders”) (the “Exchange Agreement”). Pursuant to the Exchange Agreement the Company issued 16,840,000 shares of restricted common stock in exchange for 100% of the outstanding shares of Vital. See also Item 2.01 below. A copy of the Exchange Agreement is attached to this report as Exhibit 10.1.

Vital has two wholly owned subsidiaries, VBH Frankfort LLC (“VBHF”) and VSL Frankfort LLC (“VSLF”), each of which is a Nevada limited liability company. Vital intends to operate multiple facilities in the U.S. that will focus on substance abuse treatment and offer various programs that help provide a continuum of care to its patients. VBHF is intended to operate as an out-patient substance abuse treatment facility in Frankfort, Kentucky. VSLF is intended to offer sober-designated living quarters for individuals who are in recovery. Each of Vital, VBHF, and VSLF are in the early development stage and do not possess any operational licenses or permits at this time.

Consulting Agreement with Robin Opp.

On February 16, 2021, we entered into a Consulting Agreement with Robin Opp, pursuant to which Opp agrees to provide certain business advisory services and introduce certain business counterparties to us for a term of ninety (90) days in exchange for our one-time payment of 500,000 restricted common stock shares The Consulting Agreement is subject to a mutual indemnification provision between the parties. A copy of the Consulting Agreement is attached to this report as Exhibit 10.2.

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Incorporation by Reference

The foregoing description of the above-referenced agreements and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreements, which have been filed as Exhibit 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 3.02.           Unregistered Sales of Equity Securities

On February 16, 2021, we issued the Vital Shareholders a total of 16,840,000 restricted common stock shares with an estimated fair value of $522,000. On February 16, 2021, we issued a consultant a total of 500,000 restricted common stock shares with an estimated fair value of $15,500. All of the securities issuances reported in this Item 3.02 were made in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”) and Rule 506 of Regulation D under the Act. No brokers or statutory underwriters were used by the Company in connection with the offer or sale of the securities issuances reported in this Item 3.02.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director Kevin J. Pikero

Effective as of February 16, 2021, Kevin J. Pikero resigned as a member of our board of directors and as our Chief Financial Officer (Principal Accounting Officer). Mr. Pikero’s resignation was not due to any disagreement with the Company, its board of directors, or its management.

Appointment of Patrick E. Ogle as our Chief Operating Officer and as a Director of our Board of Directors

Following the Resignation and effective as of February 16, 2021, our current board of directors consists of Mark Conte and Dr. George D. Shoenberger, at which time our Board of Directors appointed Patrick Ogle to fill the Board vacancy resulting from Mr. Pikero’s resignation as a Director. Mr. Ogle shall serve until the expiration of the remaining term of Mr. Pikero’s appointment or election to our board.

Effective as of February 16, 2021, Patrick Ogle was appointed as our Chief Operating Officer and also will act in the capacity of our General Counsel.

Biography of Patrick Ogle

Patrick Ogle, 42, is licensed as an attorney to practice law in Nevada, Arkansas, and the District of Columbia. Since January 2018, he has served as the Manager of Nevada Corporate Counsel LLC in Reno, Nevada, a professional services firm with a focus on corporate law. From September 2018 through August 2019, Mr. Ogle served as Chief Operating Officer and as a Director of Isodiol International, Inc., a hemp-derived consumer products company in Vancouver, British Columbia. From August 2017 through August 2018, he was Isodiol International Inc.’s General Counsel. From March 2018 through March 2019, Mr. Ogle served as General Counsel of Chemesis International Inc., a medical and recreational cannabis-derived consumer products company in Vancouver, British Columbia. From March 2010 to July 2017, Mr. Ogle engaged in the practice of law as a solo practitioner and as outsourced general counsel for various companies in Reno, Nevada and Washington, D.C. Prior thereto, Mr. Ogle practiced law in the Investment Management practice group at the law firm of Seward & Kissel LLP, as a legal consultant at the Inter-American Development Bank, and as a judicial law clerk at the U.S. District Court for the Western District of Arkansas. Mr.Ogle holds a B.S.B.A. in Accounting from Bucknell University, a J.D. from University of Arkansas School of Law, and an LL.M. in Securities and Financial Regulation from Georgetown University Law Center.

Inclusive of Mr. Ogle, no member of our board of directors: (i) is a party to any contract for their service as a director or entitled to any compensation for service as a director at this time; (ii) has any ‘family relationship’ with any of our other officers or directors as that term is defined in Item 401(d) of Regulation S-K (17 CFR 229.401(d)); or (iii) has engaged in a ‘related party transaction’ meeting the dollar value threshold ($120,000) for that term as defined in Item 404(a) of Regulation S-K (17 CFR 229.404(a)) since the beginning of our last fiscal year.

As of February 16, 2021, the Company was indebted to Mr. Ogle in the amount of approximately $75,000.

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Item 9.01          Financial Statements and Exhibits

The exhibits listed below are filed herewith.

Exhibit Number	Description

10.1	Exchange Agreement, dated February 16, 2021, between UPD Holding Corp. and Vital Behavioral Health Inc. and its shareholders.
10.2	Consulting Agreement, dated February 16, 2021, between UPD Holding Corp. and Robin Opp.
5.1	Resignation Letter of Kevin J. Pikero, dated February 16, 2021.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UPD HOLDING CORP.

Dated: February 22, 2021	By:/s/ Mark W. Conte	Mark W. Conte
President and Chief Executive Officer
(Principal Executive Officer)

Dated: February 22, 2021	By:/s/ Mark W. Conte	Mark W. Conte
Chief Financial Officer
(Principal Financial and Accounting Officer)

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